Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:
November 8, 2004	Debra J. Richardson, Sr. Vice President
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman
(515) 273-3552, jmatovina@american-equity.com
D. J. Noble, Chairman
(515) 457-1705, dnoble@american-equity.com

American Equity Reports Third Quarter Results

WEST DES MOINES, Iowa (November 8, 2004) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of fixed rate and index annuities, today reported 2004 third quarter net income of $10.7 million, or $0.28 per common share and $0.26 per diluted common share, an increase of 68% over 2003 third quarter net income of $6.4 million, or $0.39 per common share and $0.34 per diluted common share. Operating income(1) for the third quarter increased 63% to $10.9 million, or $0.29 per common share and $0.26 per diluted common share, compared to 2003 third quarter operating income of $6.7 million, or $0.41 per common share and $0.36 per diluted common share.

(1) In addition to net income, American Equity has consistently utilized operating  income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, American Equity believes a measure excluding their impact is useful in analyzing operating trends.  American Equity believes the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of American Equity’s underlying results and profitability.  A reconciliation of net income to operating income is provided in the accompanying tables.

Investment income, which is the largest component of American Equity’s revenues, was $109.8 million for the third quarter, compared to $89.3 million in the third quarter of 2003, an increase of 23%.   The average yield on invested assets, of which 99% are investment grade, was 6.32% for the nine months ended September 30, 2004.  American Equity earned an average gross spread (aggregate yield on invested assets over the cost of money on annuities) of 2.39% on its aggregate annuity fund values, comprised of 2.95% on index annuities, 2.85% on fixed rate annuities and 0.73% on multi-year rate guaranteed products.  “We are very pleased with overall spreads on our annuity business, and particularly that we have again exceeded our spread targets on our index and fixed rate annuities,” commented David J. Noble, Chairman of the Company.  “We attribute this to our continued emphasis on the credit quality of our invested assets as well as disciplined management of our cost of money.”

SALES VOLUME

Total production for the nine months ended September 30, 2004 was $1,353.9 million, a slight improvement compared to total production of $1,353.2 million for the same period in 2003.  Net sales (after coinsurance) grew 36% to $1,152.8 million compared to net sales of $846.1 million, due primarily to the suspension of the coinsurance agreement between American Equity and EquiTrust Life Insurance Company effective August 1, 2004.   Net production for the third quarter of 2004 compared to the second quarter increased slightly by 2.9%.  Sales are expected to strengthen during the fourth quarter from several new products introduced in September, as well as from the Company’s continued emphasis on marketing efforts within the sales force.

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CAPITAL TRANSACTIONS

On September 14, 2004, American Equity completed the issuance of $10.5 million of floating rate trust preferred securities in connection with a trust preferred pool transaction.  The proceeds of this transaction will be used to further support the capital and surplus of the Company’s life insurance subsidiaries.  Within the last twelve months the Company has raised approximately $50 million in new trust preferred capital and  expects to complete another $20 million issuance of trust preferred pool securities in the fourth quarter of 2004.   At September 30, 2004, the Company’s total capitalization was $475.7 million, of which 66.0% consists of common equity, 32.2% consists of trust preferred capital and 1.8% consists of senior debt.  The Company also completed a new $50 million revolving line of credit with its bank group, providing a supplemental source of liquidity.  The Company has no present plans to draw upon this facility.

BOOK VALUE PER SHARE

American Equity’s total stockholders equity increased to $313.9 million at September 30, 2004, from $263.7 million at December 31, 2003, including the accumulated other comprehensive loss (“AOCL”) of $12.9 million and $22.7 million, respectively, on those dates.  AOCL reflects the impact of unrealized changes in the market value of the Company’s available-for-sale fixed income and equity securities.  Book value per share at September 30, 2004, was $8.21 including the AOCL (and $8.54 per share excluding the AOCL), compared to book value per share at December 31, 2003 of $7.19 including the AOCL (and $7.83 excluding the AOCL).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to

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assumptions, risks and uncertainties.  Statements such as “guidance,” “expect,” “anticipate,” “believe,” “goal,” “objective,” “target,” “may,” “should,”“estimate,”“projects,” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss third quarter 2004 earnings on Monday, November 8, 2004, at 2 p.m. C.S.T.   The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.  The call may also be accessed by telephone at 800-901-5217, passcode 21351122 (international callers, please dial 617-786-2964).   An audio replay will be available shortly after the call on AEL’s web site.  An audio replay will also be available via telephone through November 15, 2004 by calling 888-286-8010, passcode 29170837 (international callers will need to dial 617-801-6888).

ABOUT AMERICAN EQUITY

Founded in 1995, American Equity Investment Life Holding Company is a full-service underwriter of a broad line of annuity and insurance products, with a primary emphasis on the sale of fixed-rate and index annuities. The Company has approximately 220 employees and approximately 45,000 agents selling its products in 48 states and District of Columbia.

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American Equity Investment

Life Holding Company

Operating Income

Three months ended September 30, 2004

		Adjustments		Operating
	As Reported	Realized Gains	SFAS 133	Income (a)
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$3,581	$—	$—	$3,581
Annuity and single premium universal life product charges	5,355	—	—	5,355
Net investment income	109,783	—	—	109,783
Realized gains on investments	422	(422)	—	—
Change in fair value of derivatives	(19,696)	—	26,464	6,768
Total revenues	99,445	(422)	26,464	125,487

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,424	—	—	2,424
Interest credited to account balances	77,368	—	(98)	77,270
Change in fair value of embedded derivatives	(25,913)	—	25,913	—
Interest expense on General Agency Commission and Servicing Agreement	684	—	—	684
Interest expense on notes payable	97	—	—	97
Interest expense on subordinated debentures	2,428	—	—	2,428
Interest expense on amounts due under repurchase agreements	1,047	—	—	1,047
Amortization of deferred policy acquisition costs	16,551	—	(172)	16,379
Other operating costs and expenses	8,132	—	—	8,132
Total benefits and expenses	82,818	—	25,643	108,461

Income before income taxes	16,627	(422)	821	17,026
Income tax expense	5,938	(148)	288	6,078

Net income	$10,689	$(274)	$533	$10,948

Earnings per common share	$0.28			$0.29
Earnings per common share - assuming dilution	$0.26			$0.26

(a)   In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact is useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

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American Equity Investment

Life Holding Company

Operating Income/Net Income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues:
Traditional life and accident and health insurance premiums	$3,581	$4,230	$11,680	$11,088
Annuity and single premium universal life product charges	5,355	4,279	15,671	15,504
Net investment income	109,783	89,299	315,730	264,230
Change in fair value of derivatives	6,768	6,920	33,743	(13,431)
Total revenues	125,487	104,728	376,824	277,391

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,424	3,262	10,055	8,846
Interest credited to account balances	77,270	67,987	236,752	180,520
Interest expense on General Agency Commission and Servicing Agreement	684	698	2,172	2,411
Interest expense on notes payable	97	327	601	1,131
Interest expense on subordinated debentures	2,428	1,916	6,821	5,745
Interest expense on amounts due under repurchase agreements and other interest expense	1,047	249	2,160	823
Amorization of deferred policy acquistion costs	16,379	12,967	45,593	33,707
Other operating costs and expenses	8,132	6,981	24,359	19,808
Total benefits and expenses	108,461	94,387	328,513	252,991

Operating income before income taxes	17,026	10,341	48,311	24,400
Income tax expense	6,078	3,622	17,090	8,460

Operating income (a)	10,948	6,719	31,221	15,940
Realized gains on investments, net of offsets	274	(194)	527	2,481
Net effect of FAS 133	(533)	(157)	(244)	(1,193)

Net income	$10,689	$6,368	$31,504	$17,228

Earnings per common share	$0.28	$0.39	$0.83	$1.05
Earnings per common share - assuming dilution	$0.26	$0.34	$0.75	$0.90
Operating income per common share (a)	$0.29	$0.41	$0.82	$0.98
Operating income per common share - assuming dilution (a)	$0.26	$0.36	$0.74	$0.84

Weighted average common shares outstanding (in thousands):
Earnings per common share	38,258	16,287	38,117	16,330
Earnings per common share - assuming dilution	42,920	19,581	43,113	20,155

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AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement

September 30, 2004

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – September 30, 2004

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	September 30, 2004	December 31, 2003

Assets
Cash and investments:
Fixed maturity securities:
Available for sale, at market	$2,481,364	$3,618,025
Held for investment, at amortized cost	3,726,967	1,827,289
Equity securities, available for sale, at market	33,672	21,409
Mortgage loans on real estate	867,132	608,715
Derivative instruments	76,629	119,833
Policy loans	354	324
Cash and cash equivalents	38,225	32,598
Total cash and investments	7,224,343	6,228,193

Coinsurance deposits—related party	2,080,812	1,926,603
Accrued investment income	49,095	29,386
Receivables from related parties	19,475	28,015
Property and equipment	3,362	1,574
Deferred policy acquisition costs	659,085	608,197
Deferred sales inducements	132,896	95,467
Deferred income tax asset	58,592	58,833
Other assets	50,308	12,909
Total assets	$10,277,968	$8,989,177

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	September 30, 2004	December 31, 2003

Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves:	$9,310,714	$8,315,874
Other policy funds and contract claims	85,184	60,995
Amounts due to related party under General Agency Commission and Servicing Agreement	24,691	40,601
Other amounts due to related parties	20,103	22,551
Notes payable	8,500	31,833
Subordinated debentures	153,236	116,425
Amounts due under repurchase agreements	261,162	108,790
Other liabilities	100,437	28,392
Total liabilities	9,964,027	8,725,461

Stockholders’ equity:
Series Preferred Stock	—	625
Common Stock	38,258	35,294
Additional paid-in capital	214,985	208,436
Accumulated other comprehensive loss	(12,909)	(22,742)
Retained earnings	73,607	42,103
Total stockholders’ equity	313,941	263,716
Total liabilities and stockholders’ equity	$10,277,968	$8,989,177

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues:
Traditional life and accident and health insurance premiums	$3,581	$4,230	$11,680	$11,088
Annuity and single premium universal life product charges	5,355	4,279	15,671	15,504
Net investment income	109,783	89,299	315,730	264,230
Realized gains on investments	422	(907)	811	6,881
Change in fair value of derivatives	(19,696)	6,050	(18,815)	25,141
Total revenues	99,445	102,951	325,077	322,844

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,424	3,262	10,055	8,846
Interest credited to account balances	77,368	67,944	236,965	180,460
Change in fair value of embedded derivatives	(25,913)	(287)	(53,244)	40,947
Interest expense on General Agency Commission and Servicing Agreement	684	698	2,172	2,411
Interest expense on notes payable	97	327	601	1,131
Interest expense on subordinated debentures	2,428	1,916	6,821	5,745
Interest expense on amounts due under repurchase agreements and other interest expense	1,047	249	2,160	823
Amortization of deferred policy acquisition costs	16,551	12,062	46,442	36,293
Other operating costs and expenses	8,132	6,981	24,359	19,808
Total benefits and expenses	82,818	93,152	276,331	296,464

Income before income taxes	16,627	9,799	48,746	26,380
Income tax expense	5,938	3,431	17,242	9,152

Net income	$10,689	$6,368	$31,504	$17,228

Earnings per common share	$0.28	$0.39	$0.83	$1.05
Earnings per common share - assuming dilution (a)	$0.26	$0.34	$0.75	$0.90
Weighted average common shares outstanding (in thousands):
Earnings per common share	38,258	16,287	38,117	16,330
Earnings per common share - assuming dilution	42,920	19,581	43,113	20,155

(a)  The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $308 for the three months ended September 30, 2004, $337 for the three months ended September 30. 2003, $952 for the nine months ended September 30, 2004 and $1,011 for the nine months ended September 30, 2003.

Operating Income

Nine months ended September 30, 2004

		Adjustments		Operating
	As Reported	Realized Gain	SFAS 133	Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$11,680	$	$	$11,680
Annuity and single premium universal life product charges	15,671			15,671
Net investment income	315,730			315,730
Realized gains on investments	811	(811)		—
Change in fair value of derivatives	(18,815)		52,558	33,743
Total revenues	325,077	(811)	52,558	376,824

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	10,055			10,055
Interest credited to account balances	236,965		(213)	236,752
Change in fair value of embedded derivatives	(53,244)		53,244	—
Interest expense on General Agency Commission and Servicing Agreement	2,172			2,172
Interest expense on notes payable	601			601
Interest expense on subordinated debentures	6,821			6,821
Interest expense on amounts due under repurchase agreements	2,160			2,160
Amortization of deferred policy acquisition costs	46,442		(849)	45,593
Other operating costs and expenses	24,359			24,359
Total benefits and expenses	276,331	—	52,182	328,513

Income before income taxes	48,746	(811)	376	48,311
Income tax expense	17,242	(284)	132	17,090

Net income	$31,504	$(527)	$244	$31,221

Earnings per common share	$0.83			$0.82
Earnings per common share – assuming dilution	$0.75			$0.74

Operating Income

Three months ended September 30, 2004

		Adjustments		Operating
	As Reported	Realized Gain	SFAS 133	Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,581	$	$	$3,581
Annuity and single premium universal life product charges	5,355			5,355
Net investment income	109,783			109,783
Realized gains on investments	422	(422)		—
Change in fair value of derivatives	(19,696)		26,464	6,768
Total revenues	99,445	(422)	26,464	125,487

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,424			2,424
Interest credited to account balances	77,368		(98)	77,270
Change in fair value of embedded derivatives	(25,913)		25,913	—
Interest expense on General Agency Commission and Servicing Agreement	684			684
Interest expense on notes payable	97			97
Interest expense on subordinated debentures	2,428			2,428
Interest expense on amounts due under repurchase agreements	1,047			1,047
Amortization of deferred policy acquisition costs	16,551		(172)	16,379
Other operating costs and expenses	8,132			8,132
Total benefits and expenses	82,818	—	25,643	108,461

Income before income taxes	16,627	(422)	821	17,026
Income tax expense	5,938	(148)	288	6,078

Net income	$10,689	$(274)	$533	$10,948

Earnings per common share	$0.28			$0.29
Earnings per common share – assuming dilution	$0.26			$0.26

Operating Income/Net Income

Quarterly Summary – Most Recent 5 Quarters

	Q3 2004	Q2 2004	Q1 2004	Q4 2003	Q3 2003
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,581	$3,713	$4,386	$2,598	$4,230
Annuity and single premium universal life product charges	5,355	5,345	4,971	4,948	4,279
Net investment income	109,783	106,586	99,361	94,299	89,299
Change in fair value of derivatives	6,768	7,226	19,749	3,369	6,920
Total revenues	125,487	122,870	128,467	105,214	104,728

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,424	3,750	3,881	2,978	3,262
Interest credited to account balances	77,270	75,337	84,145	67,769	67,987
Interest expense on General Agency Commission and Servicing Agreement	684	674	814	589	698
Interest expense on notes payable	97	190	314	355	327
Interest expense on subordinated debentures	2,428	2,275	2,118	1,916	1,916
Interest expense on amounts due under repurchase agreementsand other interest expense	1,047	798	315	455	249
Amortization of deferred policy acquisition costs	16,379	15,236	13,978	12,157	12,967
Other operating costs and expenses	8,132	7,674	8,553	5,810	6,981
Total benefits and expenses	108,461	105,934	114,118	92,029	94,387

Operating income before income taxes	17,026	16,936	14,349	13,185	10,341
Income tax expense	6,078	5,993	5,019	4,569	3,622

Operating income (a)	10,948	10,943	9,330	8,616	6,719
Realized gains (losses) on investments, net of offsets	274	7	246	42	(194)
Net effect of SFAS 133	(533)	(572)	861	(446)	(157)

Net income	$10,689	$10,378	$10,437	$8,212	$6,368

Earnings per common share	$0.28	$0.27	$0.28	$0.39	$0.39
Earnings per common share – assuming dilution	$0.26	$0.25	$0.25	$0.32	$0.34
Operating income per common share (a)	$0.29	$0.29	$0.25	$0.41	$0.41
Operating income per common share – assuming dilution (a)	$0.26	$0.26	$0.22	$0.34	$0.36

Weighted average common shares outstanding (in thousands):
Earnings per common share	38,258	38,178	37,912	21,209	16,287
Earnings per common share - assuming dilution	42,920	43,212	43,210	26,350	19,581

(a)                                  In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact is useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Capitalization/ Book Value per Share

	September 30, 2004	December 31, 2003
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable to banks	$8,500	$31,833
Subordinated debentures payable to subsidiary trusts	153,236	116,425
Total debt	161,736	148,258

Total stockholders’ equity	313,941	263,716

Total capitalization	475,677	411,974
Accumulated other comprehensive loss (AOCL)	(12,909)	(22,742)
Total capitalization excluding AOCL (a)	$488,586	$434,716

Total stockholders’ equity	$313,941	$263,716
Accumulated other comprehensive loss	(12,909)	(22,742)
Total stockholders’ equity excluding AOCL (a)	$326,850	$286,458

Common shares outstanding	38,257,812	35,294,035

Book Value per Share: (b)
Book value per share including AOCL	$8.21	$7.19
Book value per share excluding AOCL (a)	$8.54	$7.83

Debt-to-Capital Ratios: (a)
Senior debt / Total capitalization excluding AOCL	1.7%	7.3%
Adjusted debt / Total capitalization excluding AOCL (c)	18.5%	19.9%

(a)                                  Total capitalization, total stockholders’ equity, book value per share and debt-to-capital ratios excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of accumulated other comprehensive loss.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair market value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.

(b)           Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL less the liquidation preference of our series preferred stock ($0 at September 30, 2004, $10 million at December 31, 2003) divided by the total number of shares of common stock outstanding.

(c)                                  Subordinated debentures payable to subsidiary trusts (qualifying trust preferred securities) are treated as 100% equity, except to the extent the total amount outstanding exceeds 15% of total capitalization (including AOCL).

Annuity Deposits  by Product Type

	Three Months Ended September 30,		Nine Months Ended September 30,
Product Type	2004	2003	2004	2003	FY 2003
	(Dollars in thousands)
Index Annuities:
Index Strategies	$246,317	$266,564	$749,312	$573,712	$768,105
Fixed Strategy	149,296	107,660	353,915	271,473	330,539
	395,613	374,224	1,103,227	845,185	1,098,644
Fixed Rate Annuities:
Single-Year Rate Guaranteed	65,558	169,235	232,384	452,475	564,256
Multi-Year Rate Guaranteed	4,560	22,358	18,276	55,568	64,108
	70,118	191,593	250,660	508,043	628,364

Total before coinsurance ceded	465,731	565,817	1,353,887	1,353,228	1,727,008
Coinsurance ceded (a)	30,746	212,093	201,102	507,148	649,434

Net after coinsurance ceded	$434,985	$353,724	$1,152,785	$846,080	$1,077,574

(a)          All Multi-Year Rate Guaranteed annuity deposits are excluded from the coinsurance agreements.

2004: 20% of all other annuity deposits received through July 31, 2004.

2003: 40% of all other annuity deposits.

Surrender Charge Protection and Fund Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Fund Values at September 30, 2004

	Surrender Charge			Net Fund Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Millions	%

Index Annuities	12.43	10.14	13.48%	3,909,871	54.60%
Single-Year Fixed Rate Guaranteed Annuities	11.99	9.48	12.47%	1,726,696	24.11%
Multi-Year Fixed Rate Guaranteed Annuities	5.13	2.30	6.45%	1,524,479	21.29%
	11.02	8.55	11.88%	$7,161,046	100.00%

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value

SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$221,610	$4,643
‹ 1 percent	—	309
1 percent	2,886	187
2 percent	6,280	1,197
3 percent	16,582	4,476
4 percent	19,063	3,553
5 percent	15,244	12,368
6 percent	657,508	50,082
7 percent	539,250	84,750
8 percent	237,009	129,781
9 percent	211,059	439,853
10 percent or greater	1,324,684	3,178,672
Total	$3,251,175	$3,909,871

INTEREST GUARANTEE PERIOD (2):
Annual reset (1 year)	$1,932,574
Multi-year (3 - 5 years)	1,318,601
Total	$3,251,175

ULTIMATE MINIMUM GUARANTEE RATE (3):
2.25 percent (4)	$139,279	$1,040,085
3 percent	2,992,362	2,869,786
4 percent	119,534	—
Total	$3,251,175	$3,909,871

	Fixed Annuities Account Value	Index Annuities Account Value

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5) (6):
No differential	$109,608	$—
0.0% - 0.5%	1,563,849	809,575
0.5% - 1.0%	18,860	269,103
1.0% - 1.5%	202,431	22,199
1.5% - 2.0%	142,627	267
2.0% - 2.5%	253,361	55
2.5% - 3.0%	315,014	—
Greater than 3.0%	645,425	—
Cumulative floor (3)	—	2,808,672
Total	$3,251,175	$3,909,871

(1)          In addition, $1,581,465 (49%) of the Fixed Annuities Account Value have market value adjustment protection.

(2)          The contract features for 99% of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for the remaining 1% are reset every two years.

(3)          Index Annuities provide guarantees based on a cumulative floor over the term of the product.  Rates used to determine the cumulative floor may be applied to less than 100% of the annuity deposit received.

(4)          Products have a guarantee of 2.25% for the first 10 years, & 3.00% thereafter.

(5)          Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.

(6)          Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 282 basis points.

Spread Results

	Nine Months Ended September 30,
	2004	2003	FY 2003
Average yield on invested assets	6.32%	6.58%	6.43%
Average net cost of money for index annuities	3.37%	3.62%	3.46%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.47%	3.91%	3.69%
Multi-year rate guaranteed	5.59%	5.71%	5.70%

Investment spread:
Aggregate	2.39%	2.29%	2.30%
Index annuities	2.95%	2.96%	2.97%
Fixed rate annuities:
Annually adjustable	2.85%	2.67%	2.74%
Multi-year rate guaranteed	0.73%	0.87%	0.73%

Summary of Invested Assets

	September 30, 2004		December 31, 2003
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government and agencies	$5,147,899	71.3%	$4,289,857	68.9%
Public utilities	44,824	0.6%	51,835	0.8%
Corporate securities	306,026	4.2%	409,482	6.6%
Redeemable preferred stocks	35,913	0.5%	10,079	0.2%
Mortgage and asset-backed securities:
Government	271,401	3.7%	264,102	4.2%
Non-Government	402,268	5.6%	419,959	6.7%
Total fixed maturity securities	6,208,331	85.9%	5,445,314	87.4%
Equity securities	33,672	0.5%	21,409	0.4%
Mortgage loans on real estate	867,132	12.0%	608,715	9.8%
Derivative instruments	76,629	1.1%	119,833	1.9%
Policy loans	354	—	324	—
Cash and cash equivalents	38,225	0.5%	32,598	0.5%
Total cash and investments	$7,224,343	100.0%	$6,228,193	100.0%

Credit Quality of Fixed Maturity Securities

		September 30, 2004		December 31, 2003
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

1	Aaa/Aa/A	$6,017,672	96.9%	$5,191,006	95.3%
2	Baa	129,962	2.1%	174,519	3.2%
3	Ba	25,860	0.4%	47,904	0.9%
4	B	12,748	0.2%	21,109	0.4%
5	Caa and lower	15,635	0.3%	10,773	0.2%
6	In or near default	6,454	0.1%	3	—
	Total fixed maturity securities	$6,208,331	100.0%	$5,445,314	100.0%

Watch List Securities - Aging of Gross Unrealized Losses - September 30, 2004

Issuer	Amortized Cost	Unrealized Losses	Estimated Fair Value	Maturity Date	Months Below Amortized Cost
	(Dollars in thousands)
Continental Airlines 2001-001-B	$8,588	$(2,181)	$6,407	6/15/2017	25
Land O’ Lakes Capital Securities	8,074	(3,234)	4,840	3/15/2028	45
Northwest Airlines Pass Thru Certificates 1999-1 Class C	8,214	(3,387)	4,827	8/1/2015	42
Pegasus Aviation 1999-1A C1	5,834	(2,934)	2,900	3/25/2029	37
	$30,710	$(11,736)	$18,974

Mortgage Loans by Region and Property Type

	September 30, 2004		December 31, 2003
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$158,288	18.2%	$115,817	19.0%
Middle Atlantic	73,370	8.5%	56,563	9.3%
Mountain	141,117	16.3%	79,777	13.1%
New England	51,007	5.9%	38,539	6.3%
Pacific	73,878	8.5%	42,327	7.0%
South Atlantic	144,079	16.6%	105,635	17.4%
West North Central	166,349	19.2%	125,163	20.5%
West South Central	59,044	6.8%	44,894	7.4%
Total mortgage loans	$867,132	100.0%	$608,715	100.0%

Property type distribution
Office	$244,644	28.2%	$145,490	23.9%
Medical Office	57,057	6.6%	55,314	9.1%
Retail	217,385	25.1%	163,434	26.8%
Industrial/Warehouse	214,764	24.8%	162,943	26.8%
Hotel	25,826	3.0%	20,819	3.4%
Apartments	36,847	4.2%	29,565	4.9%
Mixed use/other	70,609	8.1%	31,150	5.1%
Total mortgage loans	$867,132	100.0%	$608,715	100.0%

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company

5000 Westown Parkway Suite 440

West Des Moines, IA 50266

Inquiries:

Debra J. Richardson, Investor Relations	D. J. Noble, Chairman
(515) 273-3551, drichardson@american-equity.com	(515) 457-1703, dnoble@american-equity.com

John M. Matovina, Vice Chairman
(515) 273-3552, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2004
First Quarter	$13.15	$10.05	$12.85	$0.00
Second Quarter	$13.10	$9.75	$9.95	$0.00
Third Quarter	$10.12	$8.79	$9.49	$0.00

2003
Fourth Quarter	$10.30	$8.55	$9.97	$0.01

Transfer Agent:	Analyst Coverage:

EquiServe	Steven Schwartz	Elizabeth C. Malone
P.O. Box 43010	Raymond James Financial, Inc.	Advest, Inc.
Providence, RI 02940	(312) 612-7686	(202) 434-4704
Phone: (877) 282-1169	steven.schwartz@raymondjames.com	elizabeth.malone@advest.com
Fax: (781)838-8813
clientresearch@equiserve.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Debra J. Richardson, Senior Vice President, at (515) 457-1704 by visiting our web site at www.american-equity.com.